Exhibit 10.14
FIRST AMENDMENT TO
RECEIVABLES PURCHASE AGREEMENT

FIRST AMENDMENT, dated as of August 28, 2007 (this “Amendment”), to the Receivables Purchase Agreement, dated as of July 25, 2007 (as amended, restated, modified or supplemented from time to time, the “RPA”), by and among Olin Funding Company LLC (the “Seller”), CAFCO, LLC and Variable Funding Capital Company LLC, as Investors, Citibank, N.A. and Wachovia Bank, National Association (“Wachovia”), as Banks, Citicorp North America, Inc. (“Citi”), as the Program Agent, Citi and Wachovia, as Investor Agents and Olin Corporation (“Parent”), as Collection Agent.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the RPA.

WHEREAS, pursuant to Section 11.01 of the RPA, the parties hereto have agreed to amend the RPA as described herein.

NOW THEREFORE, the parties hereto agree as follows:

1. Amendment to the RPA.  Effective as of the date on which all of the conditions precedent set forth in Section 3 hereof shall have been satisfied, Schedule I to the RPA is hereby replaced in its entirety by Schedule I attached to this Amendment.

2. The Stanley Works Receivables.  The Seller and Chase Brass & Copper Company, Inc. have notified the Agents that (a) all receivables financing and purchasing arrangements pertaining to the accounts receivable due from The Stanley Works Co. described in clause (a) of the definition of “Excluded Receivables” set forth in Section 1.01 of the RPA (“The Stanley Works Receivables”) have been terminated and the UCC Financing Statement filed in connection therewith has been terminated (an acknowledgment copy of the termination of the UCC Financing Statement has been separately delivered to the Agents), and (b) The Stanley Works Receivables are free and clear of Adverse Claims (UCC search results indicating the absence of Adverse Claims have been separately delivered to the Agents), and the Seller and Chase Brass & Copper Company, Inc. hereby authorize the Program Agent to file an amendment of the UCC Financing Statement filed against Chase Brass & Copper Company, Inc. in connection with the Originator Purchase Agreement to reflect that The Stanley Works Receivables are no longer Excluded Receivables.  Notwithstanding the requirement set forth in the definition of “Excluded Receivables” that thirty (30) days’ prior written notice be delivered, effective as of August 31, 2007, The Stanley Works Receivables shall no longer be deemed to be Excluded Receivables.

3. Effectiveness.  This Amendment shall become effective as of the date hereof at such time as (i) executed counterparts of this Amendment have been delivered by each party hereto to the other parties hereto and (ii) the Program Agent shall have received a duly executed copy of the First Amendment to the Originator Purchase Agreement, in form and substance satisfactory to it (the “PCA Amendment”).

4. Representations and Warranties.

a. The Seller reaffirms and restates each of the representations and warranties contained in Section 4.01of the RPA, as amended by this Amendment.  The Collection Agent reaffirms and restates each of the representations and warranties contained in Section 4.02 of the RPA, as amended by this Amendment.

b. The Seller hereby represents and warrants that the names and addresses of all of the Deposit Banks, together with the post office boxes and account numbers of the Lock-Boxes and Deposit Accounts of the Seller at such Deposit Banks, are as specified in Schedule I attached hereto, and that all of the information set forth on such Schedule I is true and correct as of the date hereof.

5. Confirmation of the RPA.  All references to the RPA in the RPA and in the other Transaction Documents shall mean the RPA as amended by this Amendment, and as hereafter amended or restated.  Except as expressly provided herein, the RPA shall remain unmodified and shall continue to be in full force and effect in accordance with its terms.

6. Confirmation of Undertaking.  Parent confirms and agrees that, notwithstanding the effectiveness of this Amendment and the PCA Amendment, the Undertaking heretofore executed and delivered by it is, and shall continue to be, in full force and effect, and the Undertaking is hereby ratified and confirmed.

7. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF.

8. Counterparts.  This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in portable document format (pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

OLIN FUNDING COMPANY LLC, as Seller By: /s/ Stephen C. Curley Name: Stephen C. Curley Title: Treasurer
CAFCO, LLC, as an Investor By: Citicorp North America, Inc., as Attorney-in-Fact By: /s/ Junette M. Earl Name: Junette M. Earl Title: Vice President
VARIABLE FUNDING CAPITAL COMPANY LLC, as an Investor By: Wachovia Capital Markets, LLC, as Attorney-in-Fact By: /s/ Douglas R. Wilson, Sr. Name: Douglas R. Wilson, Sr. Title: Director
CITIBANK, N.A., as a Bank By: /s/ Junette M. Earl Name: Junette M. Earl Title: Vice President
WACHOVIA BANK, NATIONAL ASSOCIATION, as a Bank and as an Investor Agent By: /s/ William P. Rutkowski Name: William P. Rutkowski Title: Vice President
CITICORP NORTH AMERICA, INC., as the Program Agent and as an Investor Agent By: /s/ Junette M. Earl Name: Junette M. Earl Title: Vice President
OLIN CORPORATION, as Collection Agent By: /s/ Stephen C. Curley Name: Stephen C. Curley Title: Vice President & Treasurer